Exhibit 99.1

31500 Northwestern Highway Farmington Hills, MI 48334 (248) 350-9900 www.rgpt.com Investor Presentation May 2012 Commitment to Quality Safe Harbor Statement Information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, or the “Securities Act”, and Section 21E of the Securities Exchange Act of 1934, as amended, or the “Exchange Act.” You can identify these forward-looking statements by our use of the words “believe,” “anticipate,” “plan,” “expect,” “may,” “might,” “should,” “will,” “intend,” “estimate,” “predict” and similar expressions, whether in the negative or affirmative. These forward-looking statements represent our expectations or beliefs concerning future events, including: statements regarding future developments and joint ventures, rents, returns, and earnings; statements regarding the continuation of trends; and any statements regarding the sufficiency of our cash balances and cash generated from operating, investing, and financing activities for our future liquidity and capital resource needs. We caution that although forward-looking statements reflect our good faith beliefs and reasonable judgment based upon current information, these statements are not guarantees of future performance and are qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements, because of risks, uncertainties, and factors including, but not limited to: the final size of the offering; our success or failure in implementing our business strategy; economic conditions generally and in the commercial real estate and finance markets specifically; our cost of capital, which depends in part on our asset quality, our relationships with lenders and other capital providers; our business prospects and outlook; changes in governmental regulations, tax rates and similar matters; and our continuing to qualify as a REIT. Further, we have included important factors under the heading “Risk Factors” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2011, and other periodic reports, that we believe could cause our actual results to differ materially from the forward-looking statements that we make. All forward-looking statements are made as of the date hereof or the date specified herein, based on information available to us as of such date. Except as required by law, we do not undertake any obligation to update our forward-looking statements or the risk factors contained herein to reflect new information or future events or otherwise. You are cautioned not to place undue reliance on forward-looking statements. 2 Corporate Mission Ramco-Gershenson’s aim is to be the leading owner and manager of trade area dominant shopping centers in vibrant, “quality of life” markets throughout the United States. RPT’s quality of life markets reflect : •A superior demographic profile. •Growing and affluent population supported by new household formations. •High levels of education in the community. •Close proximity to thriving businesses and industries. 3 Corporate Overview •Ramco-Gershenson owns and manages 82 market dominant shopping centers in 14 states.[1] •Total market capitalization of $1.1 billion.[2] •The majority of our assets consist of multi-anchored shopping centers generating approximately 90% of our total annualized base rents and are 94% leased, on a pro-forma basis.[1] • Over 60% of our assets have a grocer anchor:[3] •Average grocer sales of $480 PSF. •The Company has a proven track record of recycling capital to reinvest in high-quality properties. •A strong balance sheet supports growth initiatives by providing financial and operating flexibility. •Operational discipline and portfolio investments are producing consistently improving financial results. 4 1Pro-forma for acquisitions and dispositions expected to be completed during the second quarter of 2012. 2Outstanding shares (and equivalents) as of March 31, 2012. Based on stock price as of May 15, 2012. 3Based on annualized base rents. Our Model for Sustainable Growth Ramco-Gershenson is committed to enhancing quality in all aspects of its business to drive shareholder value. Our strategy consists of three key objectives: 1.Owning and acquiring properties in quality of life markets. 2.Generating predictable, credit-quality earnings growth by leasing to best-in-class retailers. 3.Consistently strengthening the quality of our balance sheet to promote a sound capital structure with the goal of achieving an investment grade profile. 5 6 Roadmap to Growth: 3-Year Plan Ramco-Gershenson has a three-year business plan that will drive earnings and produce an above average return on investment by: •Harvesting embedded growth: Increasing occupancy with creditworthy retailers while maintaining a tenant retention rate above 80% at positive leasing spreads. •Acquiring multi-anchor, high-quality shopping centers coupled with the sale of non-core properties. •Selectively redeveloping/developing shopping centers that produce double digit returns on new dollars invested. Leased Occupancy Rate 94.0% - 95.0% Growth in Core Operations 2.0% - 2.5% Acquisitions 1.0% - 2.0% Redevelopment/Development 0.5% - 1.0% Projected Growth 3.5% - 5.5% Current Dividend Yield[1] 5.2% 1Dividend yield as of May 15, 2012. 2012 Goals Operating Fundamentals •Generate same-center NOI growth of 1%-2%. •Increase leased occupancy of 93%-94%. •Improve quality of top tenant line-up. Capital Recycling •Invest capital in high-quality shopping centers. •Sell approximately $25-50 million of non-core assets. •Diversify markets. Balance Sheet Improvement •Maintain debt to EBITDA of 6.0x-7.0x. •Grow pool of unencumbered properties. •Continue to reduce leverage. Focused on quality in all aspects of our business: 7 8 Transforming our Properties and Markets Recent Acquisitions Ramco-Gershenson’s recent acquisitions support its goal of building a higher quality portfolio in more diverse markets. Recent Acquisitions GLA Major Tenants Average Household Income[1] Average Population[1] Harvest Junction-South, Boulder, CO (2Q2012) 170,690 Bed, Bath & Beyond, Marshalls, Ross Dress for Less, Petco, Michaels $73,623 57,538 Harvest Junction-North, Boulder, CO (2Q2012) 156,915 Dick’s Sporting Goods, Best Buy, Staples, DSW Shoe Warehouse, ULTA Beauty, Dollar Tree $73,623 57,538 Central Plaza, St. Louis, MO (2Q2012) 166,468 Ross Dress for Less, buybuy Baby, Jo-Ann $102,024 78,197 Nagawaukee Shopping Center, Milwaukee, WI (2Q2012) 113,617 Kohl’s, Maurice's, Bath and Body Works $105,345 16,400 Town & Country Crossing, St. Louis, MO (4Q2011) 141,996 Whole Foods $107,386 65,128 Heritage Place, St. Louis, MO (2Q2011) 269,254 Dierbergs, TJ Maxx, Marshalls, Petco, Dollar Tree $91,095 59,533 Average Demographic Profile $92,183 55,722 Projected 5-Year HH Growth 2.1% 9 Note: Acquisitions categorized as occurring in 2Q2012 are under contract to be acquired. No assurance can be given that they will be completed. 1Represents a three-mile trade area. Data obtained from Co-Star. An Evolving Geographic Landscape 10 The Company is diversifying its geographic footprint by broadening its presence in new or existing markets that promote a high quality of life. RPT top market New Quality of Life Market Expanding Quality of Life Market New Quality of Life Market RPT’s quality of life markets reflect : •A superior demographic profile. •Growing and affluent population supported by new household formations. •High levels of education in the community. •Close proximity to thriving businesses and industries. New Expansion Market – Boulder, CO 11 •A compelling roster of national, credit-quality retailers at both Colorado shopping centers. •30% of the population has an average household income of over $100,000. New Expansion Market – St. Louis, MO 12 •Third acquisition in the St. Louis market anchored by national, credit tenants located on the main shopping corridor. •Executing on high-quality acquisitions at attractive pricing. Expansion Market – Milwaukee, WI 13 •New acquisition features market leading Kohl’s in close proximity to their corporate headquarters. •Expanding Ramco’s presence in a quality of life market. Recent Dispositions Ramco-Gershenson’s recent dispositions support its goal of building a higher quality portfolio in more diverse markets. Recent Dispositions GLA Major Tenants Average Household Income[1] Average Population [1] Pelican Plaza, Sarasota, FL (2Q2012) 105,873 None $77,067 36,564 Southbay Shopping Center, Osprey, FL (2Q2012) 83,890 None $81,583 15,608 West Acres, Flint, MI (1Q2012) 95,089 Family Fare $50,911 37,203 Eastridge Commons, Flint, MI (1Q2012) 169,676 T.J. Maxx $43,709 56,157 Office Max, Toledo, OH (1Q2012) 22,930 Office Max $51,008 73,215 Madison Center, Madison Heights, MI (3Q2011) 227,088 Kmart $59,627 123,177 Taylors Square, Greenvile, SC (4Q2011) 33,791 None $64,774 54,278 Shenandoah, Davie, FL (3Q2011) 123,646 Publix $86,756 64,959 Sunshine, Tamarac, FL (3Q2011) 237,026 Publix, Old Time Pottery $49,742 175,203 Lantana Shopping Center, Lantana, FL (2Q2011) 122,960 Publix $55,248 97,577 Average Demographic Profile $59,862 73,394 14 1Represents a three-mile trade area. Data obtained from Co-Star. Ramco-Gershenson is improving the quality of its shopping center portfolio through the acquisition of high-quality shopping centers and the sale of non- core properties. Recently announced acquisitions in Colorado, Missouri and Wisconsin consist of properties that enhance the quality and performance of the overall portfolio: •Part of a quality of life community. •Dominant location in established retail hub. •Multiple, credit-quality anchors and diverse tenant mix. •Attractive pricing, with below market rents. •Opportunities to drive value. Enhance operating fundamentals and earnings through the sale of non-core properties, which include: •Assets/markets inconsistent with our growth strategy. •Assets that are not candidates for accretive redevelopment. 15 Repositioning the Portfolio 16 Improving the Quality of our Income Stream The trajectory of the Company’s net operating income is being bolstered by our aggressive leasing efforts which include: •Filling or replacing anchor spaces with high-quality national retailers. •Increasing the financial stability of our small shop space. •Mitigating portfolio risk. -4% -3% -2% -1% 0% 2% 3% 4% 2008 2009 2010 2011 1Q2012 0.10% -1.6% -3.5% 3.3% 1.4% Same-Center NOI Growth Income Growth 17 18 The Company’s focus on high-quality tenants is positively impacting occupancy and portfolio average rents. For every 100 basis points in new leasing, approximately $0.02 per share is added to FFO. Increasing Occupancy and Rents 91.0% 91.5% 92.0% 92.5% 93.0% 93.5% 94.0% 2Q2011 3Q2011 4Q2011 1Q2012 Core Portfolio Leased Occupancy 93.5% 93.2% 92.1% 92.8% $10.80 $11.00 $11.20 $11.40 $11.60 2Q2011 3Q2011 4Q2011 1Q2012 Increasing Core Portfolio Average Base Rents (per square foot) $11.01 $11.10 $11.32 $11.41 Strong Top Tenant Line-up The Company has charted a course for reliable and sustainable income growth, which is supported by a dynamic and improving line-up of national creditworthy retailers. 4.3% 2.0% 1.8% 1.8% 1.7% 1.6% 1.6% 1.6% 1.5% 1.5% 19 •The Company’s portfolio is well-balanced with national and regional retailers. •Local retailers represent approximately 20% of the overall tenant profile. 20 Improving Anchor Composition The Company’s recent leases with strong national and regional anchors is contributing to more durable and sustainable earnings. The list below highlights our 2012 and 2011 anchor leasing activities. Shopping Center New Tenant Old Tenant Village Lakes Ross Dress For Less Kash ‘N Carry Rossford Pointe MC Sports Office Depot Winchester Bed, Bath & Beyond Linens ‘N Things Hunter’s Square Bed, Bath & Beyond Petco Hunter’s Square buybuy Baby Border’s Lakeshore Marketplace Dunham’s Sporting Goods Elder-Beerman Peachtree Hill LA Fitness Outrageous Bargains Village Plaza Big Lots Circuit City Jackson West PetSmart Circuit City Troy Towne Center Super Petz Sears The Plaza at Delray Michaels Books a Million East Towne DSW Border’s 21 Ramco-Gershenson’s small shop leasing is benefiting from an improving anchor line- up. Supporting its drive for quality and reduced risk, the Company is aggressively leasing its small shop space to national and regional retailers. Focus on Small Shop Leasing 83.0% 83.5% 84.0% 84.5% 85.0% 85.5% 86.0% 86.5% 3Q2011 4Q2011 1Q2012 Pro-forma 2Q2012 Increasing Small Shop Leased Occupancy 84.0% 84.1% 84.6% >86.0% Mitigate Risk in Our Portfolio Ramco-Gershenson employs a disciplined approach to minimize risk in its portfolio. Examples of where the Company has recently reduced risk in its portfolio: •Reduced the number of anchor vacancies in our portfolio to 9, compared to a high of 24 during 2010. •Downsized 6 anchor spaces over the last year in response to retailer’s changing prototypes •Released residual space from anchor downsizing to large in-line retailers; including ULTA Beauty, Five Below and Kirkland’s. •Reduced our exposure to the office supply sector over the last 18 months, from 30 to 24 stores. 22 23 Continue to Build a Strong Balance Sheet Balance Sheet Discipline 24 Over the last two years Ramco-Gershenson has focused on strengthening its Balance Sheet and creating a flexible capital structure that supports its growth plans. Our goal of achieving an investment grade profile is supported by the following: •Reduction in overall leverage. •Unsecured revolving line of credit. •Large and growing pool of unencumbered assets. Strengthened Capital Structure Improving Debt Metrics March 31, 2012 March 31, 2011 Total Net Consolidated Debt[1][2] $506.7 million $571.5 million Average Term[2] 5.9 years 4.8 years Debt to EBITDA[3] 6.9x 8.5x Interest Coverage Ratio[3] 2.7x 2.0x Fixed Charge Coverage Ratio[3] 1.8x 1.8x Unencumbered Assets $558 million[4] $70 million 25 1Total Net Consolidated Debt includes capital lease obligations, net of cash. 2Excludes pro rata share of unconsolidated joint venture debt. 3Based upon year-to-date EBITDA annualized. 4As defined by the Company’s credit facility. At March 31, 2012, the Company had $155 million in borrowing capacity under its $175 million unsecured line of credit. Managing Debt Maturities •Extended average consolidated debt maturities to 5.9 years as of March 31, 2012, compared to 4.8 years for the same period in 2011. •Only $15.0 million of debt maturing in 2012. 26 $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 2012 2013 2014 2015 2016 2017 2018 2019+ ($ in millions) Mortgage Unsecured JV Mortgage (at pro rata share) $15.0 $82.4 $50.0 $92.1 $77.0 $89.6[1] $113.4 $86.0 1$75 million term loan shown assuming company exercises option to extend maturity one year from 2015 to 2016. Investment Highlights Ramco-Gershenson has implemented a disciplined business strategy centered on a commitment to quality in all aspects of its business. The Company is committed to the following: •Upgrading the quality of its income stream by focusing on leasing to national credit retailers for both anchor locations and small shop tenant space. •Improving the quality of the Company’s trade area profile and the composition of its shopping center portfolio through its capital recycling program focusing on quality of life communities. •Reducing risk in its shopping center portfolio, which will contribute to reliable and sustainable earnings. •Maintaining an attractive, secure dividend. •Promoting a strong capital structure that supports growth. 27